SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
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     THIS SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (the  "Amendment")
is made as of this 1st day of January, 2000, by and between INTELLIGROUP,  INC.,
a  New  Jersey  corporation  and  SERANOVA,   INC.,  a  New  Jersey  corporation
(collectively, the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

     WHEREAS, Intelligroup, Inc. and the Lender are parties to a certain Revolving Credit Loan Agreement dated January 29, 1999 as amended (the "Loan Agreement"), relating to financing by the Lender to the Borrower (all capitalized terms used, but not specifically defined herein, shall have the meaning provided for such terms in the Loan Agreement); and

     WHEREAS, SeraNova, Inc. is a corporation affiliated to and with common interests with Intelligroup, Inc. and wishes to avail itself of certain of the financial accommodations available to Intelligroup, Inc. pursuant to the Loan Agreement and to become a co-borrower under the Loan Agreement with Intelligroup, Inc.; and

     WHEREAS, to induce the Lender to amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver the Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

     1.(a)  Assumption of Loan  Agreement.  SeraNova,  Inc.  hereby  assumes and
            -----------------------------
accepts as a joint and several obligor, all of the Obligations, covenants, terms and conditions of the Loan Agreement in the same manner and to the same extent as Intelligroup, Inc. and agrees to pay all sums due pursuant to the Loan Agreement in the manner and at the times set forth therein.

            (b) No  Release  of  Intelligroup,  Inc.  It is  hereby  agreed  and
                ------------------------------------
understood that SeraNova, Inc.'s acceptance of the Obligations as herein set forth does not diminish or release and shall not in any way affect any of the Obligations, duties or liabilities of Intelligroup, Inc. to the Lender.


     2. As used in any Loan Document, the term "Borrower" is hereby amended and changed to include SeraNova, Inc., a New Jersey corporation, with offices located at 499 Thornall Street, Edison, New Jersey 08837 as a co-borrower. "Borrower" shall mean individually and collectively SeraNova, Inc. and Intelligroup, Inc., jointly and severally, as the context shall require.

     3. The term "Revolving Credit Facility" in the first recital of the Loan Agreement is hereby amended and changed from "up to Fifteen Million ($15,000,000.00) Dollars" to "up to Fifteen Million ($15,000,000.00) Dollars in the aggregate with a sublimit of up to Ten Million ($10,000,000.00) Dollars available to SeraNova, Inc."

     4. Article I of the Loan Agreement, the term "Commitment" is hereby amended and changed to read as follows:

            "Commitment"  shall mean, at any particular  time during the term of
            ------------
the Revolving Credit Facility, the principal amount of the Revolving Credit Facility which the Lender has committed to make available to the Borrower, as said principal amount may be permanently reduced by the Borrower pursuant to
Section  2.01(v) of this Loan  Agreement.  As of the date of the Amendment,  the
----------------
initial amount committed is $15,000,000.00 with a sublimit of up to Ten Million ($10,000,000.00) Dollars to be made available to SeraNova, Inc.

     5. Article II of the Loan Agreement, Section 2.01(i) is hereby amended and changed by adding the following to the end of said Section 2.01(i):

                  "It is agreed and understood that notwithstanding anything to the contrary contained in this Section, SeraNova, Inc. shall at no time have aggregate outstanding Revolving Credit Loans in excess of Ten Million ($10,000,000.00) Dollars."

     6. Article VI of the Loan Agreement, Section 6.10 is hereby amended to read as follows:

            "Section 6.10 Additional Corporate Guarantors.  Excluding  SeraNova,
                          -------------------------------
     Inc., the Borrower shall cause each domestic and foreign operating (i) Majority Owned Subsidiary or (ii) Affiliate in which the Borrower is the owner (whether legal or beneficial and whether direct or indirect) of at least fifty percent (50%) or more of the authorized, issued and outstanding common stock of said Affiliate, or other form of ownership interest in the event the Affiliate is not a corporation, which is acquired or formed after the Closing Date, to enter into and execute the Agreement of Guaranty, thereby becoming a Corporate Guarantor. Schedule
                                                                        --------
     6.10  contains a current  list of Corporate  Guarantors  as of  January 29,
     ----
     1999."

     7. Article VI of the Loan Agreement is hereby amended and changed by adding new Section 6.13 as follows:

                  "Section  6.13  SeraNova  Inc.  Spinoff.   It  is  agreed  and
                                  ------------------------
     understood that as of the date of the Amendment, Intelligroup, Inc. owns one hundred (100%) percent of the

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     issued  and  outstanding  capital  stock of  SeraNova,  Inc.  In the  event
     Intelligroup, Inc. requests and the Lender approves of a Change in Control of the ownership of SeraNova, Inc., all Obligations due hereunder shall, at the option of the Lender, become immediately due and payable."

     8. Article VII of the Loan Agreement, Section 7.04 is hereby amended by deleting subsection (viii) in its entirety with no material to be placed in its stead.

     9. The Borrower shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of the Lender incident to the preparation, execution and delivery of this Amendment.

     10. The Borrower acknowledges that its obligations to the Lender pursuant to the Loan Agreement, as amended herein, are due and owing by the Borrower to the Lender without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof.

     11. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect.

     12. All other terms and conditions of the Loan Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrower to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

     13. This Amendment shall not constitute a waiver or modification of any of the Lender's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

     14. Each "Borrower" shall be jointly and severally liable hereunder without regard to which receives the proceeds of the Revolving Credit Loans. Each Borrower expects to derive economic advantage from each Revolving Credit Loan made hereunder.

     15. The failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement, and the Lender shall be entitled to all of its rights and remedies under the Loan Agreement and applicable law.

     16. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a


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

signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

      Effective as of the 1st day of January, 2000.


WITNESS:                                  INTELLIGROUP, INC.


/s/ Edward S. Carr                        By: /s/ Nicholas Visco
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Edward S. Carr                               VP Finance & CFO


                                          SERANOVA, INC.


/s/ Edward S. Carr                        By: /s/ Raj Koneru
-----------------------------                -------------------------------
Edward S. Carr


                                          PNC BANK, NATIONAL ASSOCIATION


                                          By: /s/ Gary Wessels
                                             -------------------------------
                                                Gary Wessels,
                                                Vice President



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